EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Beyond.com Corporation	Case No. 02-50441

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED Feb-04	PETITION DATE: 01/24/02

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here x the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1.

	End of Current	End of Prior	As of Petition
2. Asset and Liability Structure	Month	Month	Filing
a. Current Assets	$9,642,685	$9,769,229

b. Total Assets	$9,642,685	$9,769,229

c. Current Liabilities	$5,468,945	$5,468,945

d. Total Liabilities	$46,119,074	$46,210,822

			Cumulative
3. Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	(Case to Date)
a. Total Receipts	$927	$992	$24,670,180

b. Total Disbursements	$127,472	$49,828	$19,892,077

c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	($126,544)	($48,836)	$4,778,103

d. Cash Balance Beginning of Month	$10,084,736	$10,133,573	$10,133,573

e. Cash Balance End of Month (c + d)	$9,958,192	$10,084,736	$9,958,192

			Cumulative
	Current Month	Prior Month	(Case to Date)
4. Profit(Loss) from the Statement of Operations	($34,796)	($48,836)	($6,822,867)

5. Account Receivables (Pre and Post Petition)	($361,617)	($361,617)

6. Post-Petition Liabilities	$5,468,945	$5,468,945

7. Past Due Post-Petition Account Payables (over 30 days)	$0	$0

At the end of this reporting month:			Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)			X

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?		X

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X

12.	Is the estate insured for replacement cost of assets and for general liability?			X

13.	Are a plan and disclosure statement on file?			X

14.	Was there any post-petition borrowing during this reporting period?			X

15.	Check if paid: Post-petition taxes _____; U.S. Trustee Quarterly Fees	X

	Check if filing is current for: Post-petition tax reporting and tax returns:	X

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: March 17, 2004	/s/ J. P. BARRATT

Responsible Individual

BALANCE SHEET
(General Business Case)
For the Month Ended 2/29/2004

		From Schedules	Market Value
	Assets
	Current Assets
1	Cash and cash equivalents - unrestricted		$9,958,192

2	Cash and cash equivalents - restricted		$0

3	Accounts receivable (net)	A	($361,617)

4	Inventory	B	$0

5	Prepaid expenses		$0

6	Professional retainers		$0

7	Other: Deposits		$46,110

8	Travel Advance		$0

	Digital River Shares		$0

9	Total Current Assets		$9,642,685

	Property and Equipment (Market Value)
10	Real property	C	$0

11	Machinery and equipment	D	$0

12	Furniture and fixtures	D	$0

13	Office equipment	D	$0

14	Leasehold improvements	D	$0

15	Vehicles	D	$0

16	Other - Computer Software	D	$0

17		D

18		D

19		D

20		D

21	Total Property and Equipment		$0

	Other Assets
22	Loans to shareholders		$0

23	Loans to affiliates		$0

24	Non-current deposits		$0

25

26

27

28	Total Other Assets		$0

29	Total Assets		$9,642,685

NOTE Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules
	Post-Petition
	Current Liabilities
30	Salaries and wages		$0

31	Payroll taxes		$0

32	Real and personal property taxes		$0

33	Income taxes		$0

34	Sales taxes		$0

35	Notes payable (short term)		$0

36	Accounts payable (trade)	A	$4,478,450

37	Real property lease arrearage		$201,656

38	Personal property lease arrearage		$0

39	Accrued professional fees		$0

40	Current portion of long-term post-petition debt (due within 12 months)		$0

41	Other: Accrued employee expenses		$15,288

42	Accrued interest expense		$773,551

43	Deferred revenue		$0

44	Total Current Liabilities		$5,468,945

45	Long-Term Post-Petition Debt, Net of Current Portion		$0

46	Total Post-Petition Liabilities		$5,468,945

	Pre-Petition Liabilities (allowed amount)
47	Secured claims	F	$0

48	Priority unsecured claims	F	$0

49	General unsecured claims	F	$40,650,128

50	Total Pre-Petition Liabilities		$40,650,128

51	Total Liabilities		$46,119,074

	Equity (Deficit)
52	Retained Earnings/(Deficit) at time of filing		($319,081,002)

53	Capital Stock		$303,488,282

54	Additional paid-in capital		$0

55	Cumulative profit/loss) since filing of case		($6,822,867)

56	Post-petition contributions/(distributions) or (draws)		$0

57	Net realized gain (loss) on Investment		$1,277,888

58	Market value adjustment		($15,338,690)

59	Total Equity (Deficit)		($36,476,389)

60	Total Liabilities and Equity (Deficit)		$9,642,685

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A
Accounts Receivable and (Net)Payable

	Accounts Receivable	Accounts Payable	Past Due
	[Pre and Post Petition]	[Post Petition]	Post Petition Debt
Receivables and Payables Agings
0 -30 Days	$0	$4,478,450

3 1 -60 Days	$0

61-90 Days			$0

91+ Days	($361,617)

Total accounts receivable/payable	($361,617)	$4,478,450

Allowance for doubtful accounts	$0

Accounts receivable (net)	($361,617)

Schedule B
Inventory/Cost of Goods Sold

     Types and Amount of Inventory(ies)

Inventory(ies)
Balance at
End of Month
Retail/Restaurants-
Product for resale

Distribution-
Products for resale	$0

Manufacturer-
Raw Materials

Work in progress

Finished goods

Other - Explain

TOTAL	$0

Cost of Goods Sold

Inventory Beginning of Month	$0

Add-

Net purchase	$0

Direct labor

Manufacturing overhead

Freight in

Other:

Deferred COGS	$0

Misc Charges (i.e. fulfillment costs, credit card fees)	$0

Less-	$0

Inventory End of Month	$0

Shrinkage (obsolete)	$0

Personal Use

Cost of Goods Sold	$0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes	x	No

How often do you take a complete physical inventory?

Weekly
Monthly
Quarterly
Semi-annually
Annually	x

Date of last physical inventory was	11/30/2001 0:00

Date of next physical inventory is

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost
LIFO cost
Lower of cost or market
Retail method
Other	x
Explain

Perpetual

Schedule C
Real Property

Description	Cost	Market Value

TOTAL	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -
Computers, Laptops, Servers, Dataports, Routers	$11,436,212	$0

TOTAL	$11,436,212	$0

Furniture & Futures -
Cubicles, Workstations, Chairs, Tables	$1,237,837	$0

TOTAL	$1,237,837	$0

Office Equipment -
Phone Systems, Fax Machines	$399,374	$0

TOTAL	$399,374	$0

Leasehold Improvements -
Security Systems, Repairs, Sign, Electrical Services	$939,792	$0

TOTAL	$939,792	$0

Vehicles -
Ford Van	$29,006	$0

TOTAL	$29,006	$0

Computer Software - Other -
Sybase, Weblogic, Silknet, SAP, Verisign, Licenses	$4,416,137	$0

Construction in Progress - Enterprise License Maint Agreement, SAP	$3,098,668	$0

TOTAL	$7,514,805	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Taxes Payable
Federal
Income Tax Withholding	$0				$0

FICA - Employee	$0				$0

FICA - Employer	$0				$0

Unemployment (FUTA)	$0				$0

Income	$0				$0

Other (Attach List)	$0				$0

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local
Income Tax Withholding	$0				$0

Unemployment (UT)	$0				$0

Disability Insurance (DI)	$0				$0

Empl. Training Tax (ETT)	$0				$0

Sales	$0				$0

Excise	$0				$0

Real property	$0				$0

Personal property	$0				$0

Income
Other (Attach List)	$0				$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
	Amount	Amount (b)
List Total Claims For Each Classification -
Secured claims (a)	$0	$0

Priority claims other than taxes	$0	$0

Priority tax claims	$0	$0

General unsecured claims	$40,650,128	$40,650,128

(a) List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not Applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Merrill Lynch	Merrill Lynch	ABN Amro - Euro	ABN Amro - Pound

Account Type	Checking	Checking	Checking	Checking

Account No.	881-07A44	881-07A45	004514670220	40042375

Account Purpose	Depository	Depository	Depository	Depository

Balance, End of Month	$311,293	$418,312	$0	$35,604

Total Funds on Hand for all Accounts	$9,958,192

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Schedule H

Recapitulation of Funds Held at End of Month

	Account 5	Account 6	Account 7	Account 8
Bank	ABN Amro-CAD	ABN Amro-USD	Scotia Bank	Wells Fargo Concentration

Account Type	Checking	Checking	Checking	Checking

Account No.	460131877591	451046702241	800021021818	4761063908

Account Purpose	Depository	Depository	Depository	Operating

Balances, End of Month	$0	$0	$38,045	$9,201,353

	Account 9	Account 10	Account 11	Account 12
Bank	Wells Fargo Payroll	Wells Fargo AP	Wells Fargo Secured	Merrill Lynch Trust Fund

Account Type	Checking	Checking	Checking	Checking

Account No.	4761063924	4174685024

Account Purpose	Payroll	Accounts Payable	Depository	Depository

Balances, End of Month	($6,647)	($39,910)	$0	$0

Account 13
Bank	Petty Cash

Account Type	Cash

Account No.

Account Purpose	Cash

Balances, End of Month	$143

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended 02/29/04

Current Month
						Cumulative	Next Month
Actual	Forecast	Variance				(Case to Date)	Forecast
				Revenues:
		$0	1	Gross Sales		$0

		$0	2	less: Sales Returns & Allowances		$0

$0	$0	$0	3	Net Sales		$39,391,855	$0

$0		$0	4	less: Cost of Goods Sold (Schedule ‘B’)		$37,668,400

$0	$0	$0	5	Gross Profit		$1,723,455	$0

$927		$927	6	Interest		$70,390

$0		$0	7	Other Income:	Gain on Disposal of Business	$4,762,861

$0		$0	8	Gain on Sale of Asset		$957,927

$0		$0	9	Gain on Foreign Exchange		$4,245

						$0

$927	$0	$927	10	Total Revenues		$7,518,878	$0

				Expenses:
$23,773		$(23,773)	11	Compensation to Owner(s)/Officer(s)		$651,504

$0		$0	12	Salaries		$4,371,988

$0		$0	13	Commissions		$251,319

$0		$0	14	Contract Labor		$255,461

$0		$0	15	Rent/Lease:		$0

$0		$0	16	Real Property		$696,453

$0		$0	17	Insurance		$553,753

$0		$0	18	Management Fees		$0

$0		$0	19	Depreciation		$542,192

$0		$0	20	Taxes:		$251,268

$0		$0	21	Real Property Taxes		$22,720

$0		$0	22	Other Taxes		$566

$0		$0	23	Other Selling		$968,063

$8,200		$(8,200)	24	Other Administrative		$4,960,097

$0		$0	25	Interest		$805,761

$0		$0	26	Other Expenses:		$(33,150)

		$0	27			$0

		$0	28			$0

		$0	29			$0

		$0	30			$0

		$0	31			$0

		$0	32			$0

		$0	33			$0

		$0	34			$0

$31,973	$0	$(31,973)	35	Total Expenses		$14,297,995	$0

$(31,046)	$0	$(31,046)	36	Subtotal		$(6,779,117)	$0

		$0	37	Reorganization Items:

		$0	38	Provisions for Rejected Executory Contracts		$0

		$0	39	Interest Earned on Accumulated Cash from		$0

				Resulting Chp 11 Case		$0

		$0	40	Gain or (Loss) from Sale of Equipment		$0

$3,750		$(3,750)	41	U.S. Trustee Quarterly Fees		$43,750

		$0	42			$0

$3,750	$0	$3,750	43	Total Reorganization Items		$43,750	$0

$(34,796)	$0	$(34,796)	44	Net Profit (Loss) Before Federal & State Taxes		$(6,822,867)	$0

		$0	45	Federal & State Income Taxes

$(34,796)	$0	$(34,796)	46	Net Profit (Loss)		$(6,822,867)	$0

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 02/29/04

		Actual	Cumulative
		Current Month	(Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$1,166,418

2	Cash Received from Sales	$0	$15,440,779

3	Interest Received	$927	$74,722

4	Borrowings	$0	$0

5	Funds from Shareholders, Partners, or Other Insiders	$0	$0

6	Foreign Exchange Gain/(Loss)	$0	$4,245

7	Non AR Receipts	$0	$151,530

8	Cash Collected on Behalf of Digital River	$0	$446,796

9	Softchoice	$0	$2,134,107

10	Cash received from the Sale of Assets	$0	$204,596

	Cash received from sale of stock	$0	$4,481,578

11	Deposit refund	$0	$565,410

12	Total Cash Receipts	$927	$24,670,180

	Cash Disbursements
13	Payments for Inventory	$0	$7,047,165

14	Selling	$0	$202,015

15	Administrative	$11,950	$2,816,568

16	Capital Expenditures	$0	$0

17	Principal Payments on Debt	$0	$0

18	Interest Paid	$0	$0

	Rent/Lease:		$0

19	Personal Property		$0

20	Real Property	$0	$1,808,210

	Amount Paid to Owner(s)/Officer(s)		$0

21	Salaries	$13,295	$651,213

22	Draws	$0	$0

23	Commissions/Royalties	$0	$0

24	Expense Reimbursements	$0	$246,727

25	Other - Subcontractor Labor	$0	$1,194,415

26	Salaries/Commissions (less employee withholding)	$0	$2,075,520

27	Management Fees		$0

	Taxes:		$0

28	Employee Withholding	$8,788	$1,398,719

29	Employer Payroll Taxes	$1,689	$270,506

30	Real Property Taxes		$0

31	Other Taxes	$0	$17,511

32	Other Cash Outflows:		$0

33	Deposits	$0	$201,085

34	Administrative payments (Court Approved)	$91,748	$299,697

35	401k	$0	$232,064

36	Employee benefits	$0	$467,664

37	Payments made to Digital River	$0	$322,974

		$0	$640,023

38	Total Cash Disbursements:	$127,472	$19,892,077

39	Net Increase (Decrease) in Cash	($126,544)	$4,778,103

40	Cash Balance, Beginning of Period	$10,084,736	$5,180,090

41	Cash Balance, End of Period	$9,958,192	$9,958,192

MONTHLY TAX STATEMENT

Case Name: BEYOND.COM CORPORATION
Case Number: 02-50441

Month Reported: 02/29/04

Period Ending:	02/15/04	02/29/04	TOTAL
GROSS PAYROLL	11,042	11,042	22,083
Federal Tax Withheld	3,434	3,434	6,868
State Tax Withheld	960	960	1,920
Employer Tax	845	845	1,689
Remittance to IRS	4,279	4,279	8,558
Date Remitted		02/15/04	02/29/04
Remittance to EDD	960	960	1,920
Date Remitted		02/15/04	02/29/04
GROSS SALES[2]	—	—	—
Remittance to SBE	—	—	—
Date Remitted	—	—	—
OTHER TAXES	—	—	—
Remittance	—	—	—
Date Remitted	—	—	—

I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

Date March 17, 2004	Signature:	/s/ J. P. BARRATT

	Print Name:	J.P. BARRATT

1 To comply with the Court’s Order for Payment of State and Federal Taxes and the U.S. Trustee Guidelines, attach the signed original of this statement to the Monthly Operating Report filed with the court and attach a copy to the copy of the Monthly Operating Report served on the United States Trustee. This statement is due on or before the 20th day of the month following the month being reported.

2 List only gross sales subject to sales tax (i.e. do not list exempy sales and services).

Beyond.com
Officer Payments
Summary #11

Check Number	Date	Amount	Payee	Reason for Payment
2087	02/15	$6,647.44	John Barratt	payroll
2088	02/29	$6,647.44	John Barratt	payroll
		$13,294.88

Administrative Payments (Court Approved)
        29/02/2004

Check Number	Date	Payee	Check Amount	Reason for Payment
11590	16/02/2004	Sun MicroSystems	55,000.00	Court Order
11598	25/02/2004	SAP America, Inc.	36,748.38	Court Order
			91,748.38

Overland Express Sweep WELLS FARGO BANK N.A. P.O. BOX 63020 SAN FRANCISCO, CA 94183

BEYOND.COM	Account Number - DDA
CONCENTRATION	4761063908
DEBTOR IN POSSESSION
2700 MISSION COLLEGE BLVD. SUITE 140-R
SANTA CLARA CA 95054

THIS STATEMENT COVERS 02/01/2004 THROUGH 02/29/2004

FOR CURRENT YIELDS AND BALANCES BETWEEN 6:00AM - 7:00 PM PACIFIC TIME, PLEASE CALL 1-800-AT-WELLS (289-3557) OPTION 1. FOR ALL OTHER INQUIRIES, PLEASE CALL YOUR CUSTOMER SERVICE OFFICER; OR 1-800-AT-WELLS (289-3557), OPTION 2. THANK YOU FOR BANKING WITH WELLS FARGO!

WELLS FARGO OVERLAND EXPRESS SWEEP FUND

FUND SUMMARY

Dividends Earned YTD	1,528.06
Federal Withholding YTD	.00
7-Day Simple Yield	0.09932%
Federal Withholding	.00

Beginning Balance	9,289,000,13
Shares Purchased	583,42%
Shares Redeemed	88,230,76
Ending Balance	9,201,352,79
Prior Month Dividends Paid to Checking	793,28
Dividends Earned in Current Month	734,78

Transaction Detail

2-01-2004	Beginning Balance	9,289,000.13
2-03-2004	Sweep Purchase	583.42
2-05-2004	Sweep Funds Return To DDA	539.87
2-06-2004	Sweep Funds Return To DDA	6,647.43
2-10-2004	Sweep Funds Return To DDA	949.00
2-11-2004	Sweep Funds Return To DDA	3,750.00
2-13-2004	Sweep Funds Return To DDA	5,238.91
2-18-2004	Sweep Funds Return To DDA	93.25
2-20-2004	Sweep Funds Return To DDA	6,647.44
2-23-2004	Sweep Funds Return To DDA	985,99
2-24-2004	Sweep Funds Return To DDA	55,017.25
2-25-2004	Sweep Funds Return To DDA	637.17
2-26-2004	Sweep Funds Return To DDA	2,485.53
2-27-2004	Sweep Funds Return To DDA	5,238.92
2-29-2004	Ending Balance	9,201,352.79

Dally Balance Information

	Investment	Annualized Fund	Daily Dividend
Date	Balance	Yield	Factor	Daily Accrual
02-01*	9,289,000.13	.100%	.000002740	25.45
02-02	9,289,000.13	.100%	.000002740	25.45
02-03	9,289,583.55	.100%	.000002740	25.45
02-04	9,289,583.55	.100%	.000002740	25.45

Overland Express Sweep
02/01/2004 - 02/29/2004

Account Number-DDA
4761063908

02-05	9,289,043.68	.100%	.000002740	25.45
02-06	9,282,396.25	.100%	.000002740	25.43
02-07	9,282,396.25	.100%	.000002740	25.43
02-08*	9,282,396.25	.100%	.000002740	25.43
02-09	9,282,396.25	.100%	.000002740	25.43
02-10	9,281,447.25	.100%	.000002740	25.43
02-11	9,277,697.25	.100%	.000002740	25.42
02-12	9,277,697.25	.100%	.000002740	25.42
02-13	9,272,458.34	.100%	.000002740	25.41
02-14*	9,272,458.34	.100%	.000002740	25.41
02-15*	9,272,458.34	.100%	.000002740	25.41
02-16*	9,272,458.34	.100%	.000002740	25.41
02-17	9,272,458.34	.100%	.000002740	25.41
02-18	9,272,365.09	.100%	.000002740	25.41
02-19	9,272,365.09	.100%	.000002740	25.41
02-20	9,265,717.65	.100%	.000002740	25.39
02-21*	9,264,731.66	.100%	.000002740	25.39
02-22*	9,264,731.66	.100%	.000002740	25.39
02-23	9,264,731.66	.100%	.000002740	25.39
02-24	9,209,714.41	.100%	.000002740	25.23
02-25	9,209,077.24	.100%	.000002740	25.23
02-26	9,206,591.71	.095%	.000002609	24.02
02-27	9,201,352.79	.100%	.000002740	25.21
02-28*	9,201,352.79	.100%	.000002740	25.21
02-29*	9,201,352.79	.100%	.000002740	25.21
			TOTAL MTD	734.78

*Indicates non-business day

THANK YOU FOR BANKING WITH WELLS FARGO

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

An investment in a Wells Fargo money market fund (the “Fund”) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any of government agency. Although the Fund seeks to preserve the value of your investment as $ 1.00 per share, it is possible to lose money by investing in the Fund.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative service for the Wells Fargo Funds, Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Fund. The Funds are distributed by Stephens Inc, Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc.

This material must be accompanied or preceded by a current prospectus for the Fund(s) selected, Please read the prospectus carefully before investment.

	Total Account Value As Of 02/27/2004	$311,293.29

	YOUR FINANCIAL ADVISOR:	Your Merrill Lynch Office:
BEYOND.COM	ROBERT J MCKIERNAN	724 W LANCASTER AVE
2700 MISSION COLLEGE BLVD	Robert Mckiernan@ml.com	WAYNE PA 19087
STE 140-R	(800) 937-0767
SANTA CLARA CA 95054-1218

	FOR CUSTOMER SERVICE QUESTIONS:	Review Your Statement Online at:
	1-8OO-MERRILL (1-800-637-7455)	www.mlol.ml.com

Portfolio Summary

	01/30/04	Value	%	02/27/04	Value	%
Asset
Cash/Money Accounts		311,236	100		311,293	100
CD’s/Equivalents
Government Securities
Corporate Bonds
Municipal Bonds
Equities
Mutual Funds
Options
Other
Long Market Value		311,236			311,293
Short Market Value
Estimated Accrued Interest
Debit Balance
Net Portfolio Value		311,236			311,293

NEWS

Beginning in March, Merrill Lynch trade confirmations will have a new, easier-to-read design and will consolidate on one statement all the information from your accounts executing multiple trades on the same day. For complete details, please see the enclosed newsletter.

Income Summary

	This Statement	Year-to-Date
Money Fund Dividends	57.29	122.97
Tax-Exempt Funds
Tax-Exempt Interest
Reportable Interest
Reportable Dividends
Income Not Reported
Total	57.29	122.97

Items for Attention

Security	Message	Date
No Items For Attention

Purchasing Power 311,293

  Financial Market Indicators

	This Statement	Last Statement	Previous Year-End
S&P 500	1144.94	1131.13	1111.92
Three-Month Treasury Bills	.94%	.91%	.92%
Long-Term Treasury Bonds	4.84%	4.96%	5.08%
One-Month LIBOR	1.09%	1.10%	1.12%
NASDAQ	2029.82	2066.15	2003.37

BEYOND.COM
+	Page	Statement Period	Account No.
	4 of 13	01/31/04 TO 02/27/04	881-07A44	016025 6023

Cash Flow Summary

Activity Summary	This Statement	Year-to-Date
Opening Balance
Cash & Money Accounts	311,236.00
Net Credits & Debits	57.29	122.97
Closing Balance
Cash & Money Accounts	311,293.29

Credits	This Statement	Year-to-Date
Sales
Income	57.29	122.97
Funds Received
Electronic Tfrs
Other
Total Credits	57.29	122.97

Debits	This Statement	Year-to-Date
Purchases
Withdrawals
Electronic Tfrs
Other
Total Debits

Current Portfolio

			Adjust/Unit	Total
		Date	Cost	Cost
Quantity	Security Description	Acquired	Basis	Basis
Cash and Money Accounts
311,293	WCMA MONEY FUND CLASS 2		1.00	311,293

Total Cash and Money Accounts				311,293
A change in tier assignment will automatically convert the class of WCMA money fund shares held in your account. The WCMA Agreement and Program Description and the WCMA Fund Prospectus contain more details.

Total of Long Portfolio				311,293

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Estimated	Estimated	Unrealized	Estimated	Estimated	Current
	Market	Market	Gain or	Accrued	Annual	Yield
Quantity	Price	Value	(Loss)	Interest	Income	%
Cash and Money Accounts
311,293	1.00	311,293			747	.24

Total Cash and Money Accounts		311,293			747	.24
A change in tier assignment will automatically convert the class of WCMA money fund shares held in your account. The WCMA Agreement and Program Description and the WCMA Fund Prospectus contain more details.

Total of Long Portfolio		311,293			747	.24

Statement Activity

Date	Transaction	Quantity	Description	Price	Debit	Credit
Dividends and Interest
02/27	Share Dividend	57	WCMA MONEY FUND CLASS 2
02/27	Cash Dividend		WCMA MONEY FUND CLASS 2			.29
			FROM 01-30 THRU 02-26
	Income Total		WCMA MONEY FUND CLASS 2			57.00
Net Total						57.29

BEYOND.COM
+	Page	Statement Period	Account No.
	5 of 13	01/31/04 TO 02/27/04	881-07A44	016025 6023

Statement Activity

Date	Description	Purchases	Sales	Date	Description	Purchases	Sales
Money Fund Transaction
02/02	WCMA MONEY FUND	1.00		Total		1.00
	CLASS 2			Net Total		1.00
Customer Service	For information about your account, please call 1-800-MERRILL (1-800-637-7455). To report Lost or Stolen Visa Cards or Checks, please call 1-800-262-5678. When requested, enter your Access Code 91-881-07244.

BEYOND.COM			*** END OF STATEMENT ***
+	Page	Statement Period	Account No.
	6 of 13	01/31/04 TO 02/27/04	881-07A44	016025 6023

	Total Account Value As Of 02/27/2004	$ 418,331.73

	YOUR FINANCIAL ADVISOR:	Your Merrill Lynch Office:
BEYOND.COM	ROBERT J MCKIERNAN	724 W LANCASTER AVE
PAYROLL ACCOUNT	Robert Mckiernan@ml.com	WAYNE PA 19087
ATTN: ACCOUNTING	(800) 937-0767
3200 PATRICK HENRY DR
SANTA CLARA CA 95054-1816	FOR CUSTOMER SERVICE QUESTIONS:	Review Your Statement Online at:
	1-800-MERRILL (1-800-637-7455)	www.mlol.ml.com

Portfolio Summary

Asset	01/30/04	Value	%	02/27/04	Value	%
Cash/Money Accounts		418,234	100		418,331	100
CD’s/Equivalents
Government Securities
Corporate Bonds
Municipal Bonds
Equities
Mutual Funds
Options
Other
Long Market Value		418,234			418,331
Short Market Value
Estimated Accrued Interest
Debit Balance
Net Portfolio Value		418,235			418,331

NEWS

Beginning in March, Merrill Lynch trade confirmations will have a new, easier-to-read design and will consolidate on one statement all the information from your accounts executing multiple trades on the same day. For complete details, please see the enclosed newsletter.

Income Summary

	This Statement	Year-to-Date
Money Fund Dividends	71.76	154.05
Tax-Exempt Funds
Tax-Exempt Interest
Reportable Interest
Reportable Dividends
Income Not Reported
Total	71.76	154.05

Items for Attention

Security	Message	Date
No Items For Attention

Purchasing Power 390,157

     Financial Market Indicators

	This Statement	Last Statement	Previous Year-End
S&P 500	1144.94	1131.13	1111.92
Three-Month Treasury Bills	.94%	.91%	.92%
Long-Term Treasury Bonds	4.84%	4.96%	5.08%
One-Month LIBOR	1.09%	1.10%	1.12%
NASDAQ	2029.82	2066.15	2003.37

BEYOND.COM
+	Page	Statement Period	Account No.
	7 of 13	01/31/04 TO 02/27/04	881-07A45	016025 6023

Cash Flow Summary

Activity Summary	This Statement	Year-to-Date
Opening Balance Cash & Money Accounts	390,085.38
Net Credits & Debits	71.76	154.05
Closing Balance Cash & Money Accounts	390,157.14

Credits	This Statement	Year-to-Date
Sales
Income	71.76	154.05
Funds Received
Electronic Tfrs
Other
Total Credits	71.76	154.05

Debits	This Statement	Year-to-Date
Purchases
Withdrawals
Electronic Tfrs
Other
Total Debits

Current Portfolio

			Adjust/Unit	Total	Estimated	Estimated	Unrealized	Estimated	Estimated	Current
		Date	Cost	Cost	Market	Market	Gain or	Accrued	Annual	Yield
Quantity	Security Description	Acquired	Basis	Basis	Price	Value	(Loss)	Interest	Income	%
Cash and Money Accounts
	CASH			1		1
390,156	WCMA MONEY FUND CLASS 2		1.00	390,156	1.00	390,156			936	.24
28,174	ML PREMIER INST-L FUND (.5900 FRACTIONAL SHARE) AS OF 02/27/04 DIV NOT INCL		1.00	28,174	1.00	28,174			287	1.02

Total Cash and Money Accounts				418,331		418,331			1,223	.29
A change in tier assignment will automatically convert the class of WCMA money fund shares held in your account. The WCMA Agreement and Program Description and the WCMA Fund Prospectus contain more details.

Total Of Long Portfolio				418,331		418,331			1,223	.29

BEYOND.COM
+	Page	Statement Period	Account No.
	8 of 13	01/31/04 TO 02/27/04	881-07A45	016025 6023

Statement Activity

Date	Transaction	Quantity	Description	Price	Debit	Credit
Dividends and Interest
02/27	Share Dividend	71	WCMA MONEY FUND CLASS 2
02/27	Cash Dividend		WCMA MONEY FUND CLASS 2 FROM 01-30 THRO 02-26			.76
	Income Total		WCMA MONEY FOND CLASS 2			71.00
Net Total						71.76

Customer Service	For information about your account please call 1-800-MERRILL (1-800-637-7455). To report Lost or Stolen Visa Cards or Checks, please call 1-800-262-5678. When requested, enter your Access Code 91-881-07245.

BEYOND.COM			*** END OF STATEMENT ***
+	Page	Statement Period	Account No.
	9 of 13	01/31/04 TO 02/27/04	881-07A45	016025 6023

WELLS FARGO BANK, N.A.	52,050	(CO182)
PO BOX 63020	Account Number:	476-1063908
SAN FRANCISCO, CA 94163	Statement Start Date:	02/01/04
	Statement End Date:,	02/29/04

BEYOND.COM
CONCENTRATION
DEBTOR IN POSSESSION
CH 11 CASE # 02-50441
2700 MISSION COLLEGE BLVD. SUITE 140-R
SANTA CLARA CA 95054

For Customer Assistance:
Call your Customer Service Officer or Client Services
1 -800-AT WELLS [289-3557)
5:00 AM to 6:00 PM Pacific Time Monday-Friday

Account Number	Beginning Balance	Total Credits	Total Debits	Ending Balance
Wells One Account 476-1063908	0.00	89,024.04	-89,024.04	0.00

News from Wells Fargo

Credits

     Electronic Deposits/ Bank Credits

Effective	Posted
Date	Date	Amount	Transaction Detail
	Feb 02	793.28	Sweep Dividend Deposit ACH Dividend Tra
	Feb 04	539.87	Sweep Transfer From Investment
	Feb 05	6.647.43	Sweep Transfer From Investment
	Feb 09	949.00	Sweep Transfer From Investment
	Feb 10	3,750.00	Sweep Transfer From Investment
	Feb 12	5,238.91	Sweep Transfer From Investment
	Feb 17	93.25	Sweep Transfer From Investment
	Feb 19	6,647.44	Sweep Transfer From Investment
	Feb 20	985.99	Sweep Transfer From Investment
	Feb 23	55,017.25	Sweep Transfer From Investment
	Feb 24	637.17	Sweep Transfer From Investment
	Feb 25	2,485.53	Sweep Transfer From Investment
	Feb 26	5,238.92	Sweep Transfer From Investment

		89,024.04	Total Electronic Deposits/ Bank Credits

		89,024.04	Total Credits

Continued on next page

52,051
Beyond.Com	Account Number:	476-1063908
Concentration	Statement End Date:	02/29/04

Debits

     Electronic Debits/ Bank Debits

Effective	Posted
Date	Date	Amount	Transaction Detail
	Feb 02	209.86	ZBA Funding Account Transfer To 4761063924
	Feb 02	583.42	Sweep Transfer To Investment
	Feb 04	539.87	ZBA Funding Account Transfer To 4174685024
	Feb 05	6,647.43	ZBA Funding Account Transfer To 4761063924
	Feb 09	949.00	ZBA Funding Account Transfer To 4174685024
	Feb 10	3,750.00	ZBA Funding Account Transfer To 4174685024
	Feb 12	5.238.91	ZBA Funding Account Transfer To 4761063924
	Feb 17	93.25	ZBA Funding Account Transfer To 4761063924
	Feb 19	6,647.44	ZBA Funding Account Transfer To 4761063924
	Feb 20	928.69	Client Analysis Srvc Chrg 040219 Svc Chge 0104 000004761063908
	Feb 20	57.30	ZBA Funding Account Transfer To 4174685024
	Feb 23	55,000.00	ZBA Funding Account Transfer To 4174685024
	Feb 23	17.25	ZBA Funding Account Transfer To 4761063924
	Feb 24	637.17	ZBA Funding Account Transfer To 4174685024
	Feb 25	2,485.53	ZBA Funding Account Transfer To 4174685024
	Feb 26	5,238.92	ZBA Funding Account Transfer To 4761063924

		89,024.04	Total Electronic Debits/ Bank Debits

		89,024.04	Total Debits

Daily Ledger Balance Summary

Date	Balance
Jan 31	0.00
Feb 02	0.00
Feb 04	0.00
Feb 05	0.00
Feb 09	0.00
Feb 10	0.00
Feb 12	0.00
Feb 17	0.00
Feb 19	0.00
Feb 20	0.00
Feb 23	0.00
Feb 24	0.00
Feb 25	0.00
Feb 26	0.00

Average Daily Ledger Balance	0.00

Thank you for banking with Wells Fargo.	Member FDIC

WELLS FARGO BANK, N.A.	9,319	(CO182)
PO BOX 63020	Account Number:	417-4685024
SAN FRANCISCO, CA 94163	Statement Start Date:	02/01/04
	Statement End Date:	02/29/04
	Number of Enclosures:	8

BEYOND.COM
DEBTOR IN POSSESSION
CH 11 CASE #02-50441
2700 MISSION COLLEGE BLVD. SUITE 140-R
SANTA CLARA CA 95054

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday-Friday

Account Number	Beginning Balance	Total Credits	Total Debits	Ending Balance
WellsOne Account 417-4685024	0.00	63.418.87	-63,418.87	0.00

News from Wells Fargo

Credits

     Electronic Deposits/ Bank Credits

Effective	Posted
Date	Date	Amount	Transaction Detail
	Feb 04	539.87	Zero Balance Account Transfer From 4761063908
	Feb 09	949.00	Zero Balance Account Transfer From 4761063908
	Feb 10	3,750.00	Zero Balance Account Transfer From 4761063908
	Feb 20	57.30	Zero Balance Account Transfer From 4761063908
	Feb 23	55,000.00	Zero Balance Account Transfer From 4761063908
	Feb 24	637.17	Zero Balance Account Transfer From 4761063908
	Feb 25	2,485.53	Zero Balance Account Transfer From 4761063908

		63,418.87	Total Electronic Deposits/ Bank Credits

		63,418.87	Total Credits

Debits

     Electronic Debits/Bank Debits

Effective	Posted
Date	Date	Amount	Transaction Detail
	Feb 20	57.30	Client Analysis Srvc Chrg 040219 svc Chge 0104 000004174685024
		57.30	Total Electronic Debits/ Bank Debits

Continued on next page

9,320
Beyond.Com	Account Number:	417-4685024
Debtor In Possession	Statement End Date:	02/29/04

Checks Paid

Check #	Date	Amount
11583	Feb 09	537.00
11584	Feb 04	539.87
11585	Feb 10	3,750.00
11586	Feb 09	412.00
11587	Feb 25	415.53
11588	Feb 25	2,070.00
11589	Feb 24	637.17
11590	Feb 23	55.000.00

63,361.57	Total Checks Paid
63,418.87	Total Debits

Daily Ledger Balance Summary

Date	Balance
Jan 31	0.00
Feb 04	0.00
Feb 09	0.00
Feb 10	0.00
Feb 20	0.00
Feb 23	0.00
Fob 24	0.00
Feb 25	0.00

Average Dally Ledger Balance	0.00

Thank you for banking with Walls Fargo.	Member FDIC

[ILLEGIBLE] FARGO BANK, MA	STATEMENT OF ACCOUNT	PRINTED: 03-02-04 PAGE 2
[ILLEGIBLE] 4761 043924 BANK : 00182	DETAIL CREDITS	PERIOD: 1-31-04 TO 2-27-04

[ILLEGIBLE]ICE	POSTED	AS/OF	AMOUNT	TRANSACTION DESCRIPTION
[ILLEGIBLE] 08	2-23-04		17.25	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 0000047 61063908
[ILLEGIBLE] 08	2-17-04		93.25	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 0000047 61063908
[ILLEGIBLE] 08	2-02-04		209.86	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 0000047 61063908
[ILLEGIBLE] 08	2-12-04		5,238.91	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 0000047 61063908
[ILLEGIBLE] 08	2-26-04		5,238.92	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 0000047 61063908
[ILLEGIBLE] 08	2-05-04		6,647.43	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 0000047 61063908
[ILLEGIBLE] 08	2-19-04		6,647.44	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 0000047 61063908
[ILLEGIBLE]7			24,093.06	TOTAL CREDITS POSTED

Beyond.com Corporation
Reconciliation Detail
Merrill Lynch Operating, Period Ending 02/29/2004

Accrual Basis

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						311,236.00
Cleared Transactions
Deposits and Credits - 1 Item
Deposit	2/29/2004			X	57.29	57.29

Total Deposits and Credits					57.29	57.29

Total Cleared Transactions					57.29	57.29

Cleared Balance					57.29	311,293.29

Register Balance as of	02/29/2004				57.29	311,293.29

Ending Balance					57.29	311,293.29

Beyond.com Corporation
Reconciliation Detail
Merrill Lynch CC, Period Ending 02/29/2004

Accrual Basis

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						418,235.16
Cleared Transactions
Deposits and Credits - 1 item
Deposit	2/29/2004			X	76.57	76.57

Total Deposits and Credits					76.57	76.57

Total Cleared Transactions					76.57	76.57

Cleared Balance					76.57	418,311.73

Register Balance as of	02/29/2004				76.57	418,311.73

Ending Balance					76.57	418,311.73

Beyond.com Corporation
Reconciliation Detail
Wells Fargo Concentration, Period Ending 02/29/2004

Accrual Basis

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						9,289,000.13
Cleared Transactions
Checks and Payments - 3 Items
General Journal	2/28/2004	277		X	-24,093.06	-24,093.06
General Journal	2/28/2004	276		X	-63,418.87	-87,511.93
Check	2/29/2004			X	-928.69	-88,440.62

Total Checks and Payments					-88,440.62	-88,440.62
Deposits and Credits - 1 item
Deposit	2/29/2004			X	793.28	793.28

Total Deposits and Credits					793.28	793.28

Total Cleared Transactions					-87,647.34	-87,647.34

Cleared Balance					-87,647.34	9,201,352.79

Register Balance as of	02/29/2004				-87,647.34	9,201,352.79

Ending Balance					-87,647.34	9,201,352.79

Accrual Basis	Beyond.com Corporation Reconciliation Detail Wells Fargo Accounts Payable, Period Ending 02/29/2004

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						0.00
Cleared Transactions
Checks and Payments - 9 items
Bill Pmt -Check	2/2/2004	11583	IRS	X	-537.00	-537.00
Bill Pmt -Check	2/2/2004	11585	U.S. Trustee	X	-3,750.00	-4,287.00
Bill Pmt -Check	2/2/2004	11584	Poorman-Douglas	X	-539.87	-4,826.87
Bill Pmt -Check	2/2/2004	11586	US Stock	X	-412.00	-5,238.87
Bill Pmt -Check	2/16/2004	11587	Kim Kearney	X	-415.53	-5,654.40
Bill Pmt -Check	2/16/2004	11588	Kim Kearney Contr	X	-2,070.00	-7,724.40
Bill Pmt -Check	2/16/2004	11590	Sun Micro	X	-55,000.00	-62,724.40
Bill Pmt -Check	2/16/2004	11589	Poorman-Douglas	X	-637.17	-63,361.57
Check	2/29/2004			X	-57.30	-63,418.87

Total Checks and Payments					-63,418.87	-63,418.87
Deposits and Credits - 4 items
Bill Pmt -Check	2/25/2004	11592	SAP America, Inc.	X	0.00	0.00
Bill Pmt -Check	2/25/2004	11593	Franchise Tax Board	X	0.00	0.00
Bill Pmt -Check	2/25/2004	11591	Fedex	X	0.00	0.00
General Journal	2/28/2004	276		X	63,418.87	63,418.87

Total Deposits and Credits					63,418.87	63,418.87

Total Cleared Transactions					0.00	0.00

Cleared Balance					0.00	0.00
Uncleared Transactions
Checks and Payments - 14 items
Check	7/31/2002	11103	W. Hische		-69.95	-69.95
Check	7/31/2002	10819	Patricia Scragg		-49.95	-119.90
Check	7/31/2002	10735	Ingram Micro		-20.00	-139.90
Check	7/31/2002	10600	W. Hische		-69.95	-209.85
Check	7/31/2002	10587	Shirley Fulan		-39.95	-249.80
Check	7/31/2002	10582	John Conway		-29.95	-279.75
Check	7/31/2002	10578	Mike McCrary		-50.00	-329.75
Check	7/31/2002	11ADJ	Adjustment		-283.66	-613.41
Check	7/31/2002	010549	Trilogy Software		-265.50	-878.91
Bill Pmt -Check	2/25/2004	11596	Fedex		-22.62	-901.53
Bill Pmt -Check	2/25/2004	11597	Franchise Tax Board		-182.36	-1,083.89
Bill Pmt -Check	2/25/2004	11598	SAP America, Inc.		-36,748.38	-37,832.27
Bill Pmt -Check	2/25/2004	11595	US Stock		-400,00	-38,232.27
Bill Pmt -Check	2/25/2004	11594	Kim Kearney		-1,677.58	-39,909.85

Total Checks and Payments					-39,909.85	-39,909.85

Total Uncleared Transactions					-39,909.85	-39,909.85

Register Balance as of 02/29/2004					-39,909.85	-39,909.85

Ending Balance					-39,909.85	-39,909.85

Accrual Basis	Beyond.com Corporation Reconciliation Detail Wells Fargo Payroll, Period Ending 02/29/2004

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						0.00
Cleared Transactions
Checks and Payments - 5 items
General Journal	1/31/2004	275		X	-6,647.43	-6,647.43
General Journal	2/15/2004	278		X	-6,647.44	-13,294.87
General Journal	2/15/2004	278		X	-5,238.91	-18,533.78
General Journal	2/29/2004	279		X	-5.238.92	-23,772.70
Check	2/29/2004			X	-320.36	-24,093.06

Total Checks and Payments					-24,093.06	-24,093.06
Deposits and Credits - 1 item
General Journal	2/28/2004	277		X	24,093.06	24,093.06

Total Deposits and Credits					24,093.06	24,093.06

Total Cleared Transactions					0.00	0.00

Cleared Balance					0.00	0.00
Uncleared Transactions
Checks and Payments - 1 item
General Journal	2/29/2004	279			-6,647.44	-6,647.44

Total Checks and Payments					-6,647.44	-6,647.44

Total Uncleared Transactions					-6,647.44	-6,647.44

Register Balance as of 02/29/2004					-6,647.44	-6,647.44

Ending Balance					-6,647.44	-6,647.44

In re: BEYOND.COM CORPORATION
CASE NO 02-50441

PROOF OF SERVICE

     I am a resident of the State of California, over the age of eighteen years, and not a party to the within action. My business address is Gray Cary Ware & Freidenrich, 2000 University Avenue, East Palo Alto, California 94303. On March 19, 2004, I served the within documents on the attached lists:

SUMMARY OF FINANCIAL STATUS

☐	by transmitting via facsimile the document(s) listed above to the fax number(s) set forth below on this date.

☒	by placing the document(s) above in a sealed envelope and sending First Class Mail with postage thereon fully prepaid, in the United States mail at Palo Alto, California addressed to the attached service list.

☐	by having Swift Delivery Service deliver the document(s) listed above to the person(s) at the address(es) set forth below.

SEE ATTACHED SERVICE LIST

     I am readily familiar with the firm’s practice of collection and processing correspondence for mailing. Under that practice it would be deposited with the U.S. Postal Service on that same day with postage thereon fully prepaid in the ordinary course of business. I am aware that on motion of the party served, service is presumed invalid if postal cancellation date or postage meter date is more than one day after date of deposit for mailing in affidavit.

     I declare that I am employed in the office of a member of the Bar or permitted to practice before this Court at whose direction the service was made.

     I declare under penalty of perjury under the laws of the United States of America that the above is true and correct.

     Executed on March 19, 2004 at East Palo Alto, California.

/s/ Carolyn Hooper
Carolyn Hooper